U.S. Securities And Exchange Commission
                                               Washington, D.C. 20549

                                                      Form 8-K


                                              CURRENT REPORT PURSUANT
                                           TO SECTION 13 OR 15(D) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934
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                                            ELITE PHARMACEUTICALS, INC.
 ....................................................................................................................
                               (Exact name of registrant as specified in its charter)


                         333-45241                                             22-3542636
 ....................................................................................................................
                  (Commission File Number)                        (I.R.S. Employer Identification No.)

 ....................................................................................................................
     165 Ludlow Avenue, Northvale, New Jersey                                   07647
 ....................................................................................................................
           (Address of principal executive office)                             (Zip Code)

                                                   (201) 750-2646
 ....................................................................................................................
                                 Registrant's telephone number, including area code



 ....................................................................................................................
                           (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

         The Company recently concluded the issuance of $3,000,000 in tax exempt bonds.

         The information set forth in the press release issued by Elite Pharmaceuticals, Inc. attached hereto as
Exhibit 99.1, is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

     (c)  Exhibits

              99.1 Press release of Elite Pharmaceuticals, Inc. dated September 23, 1999.




                                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

                                                     ELITE PHARMACEUTICALS, INC.



                                                     By:
                                                              Mark I. Gittelman, Treasurer



Date: September 27, 1999
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                                  EXHIBIT INDEX


Item No.

99.1 Press release of Elite Pharmaceuticals, Inc. dated September 22, 1999.






































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